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                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT
                                       TO
                          SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This First Amendment to Second Amended and Restated Revolving Credit Agreement dated January 15, 2002 (the "First Amendment"), by and among ENERGY PARTNERS, LTD., a Delaware corporation and HALL-HOUSTON OIL COMPANY, a Texas corporation (collectively, the "Borrower"), the undersigned banks and financial institutions that are parties to the Credit Agreement (the "Banks"), and BANK ONE, NA, a national banking association with its headquarters in Chicago, Illinois ("Bank One"), as a Bank, as the LC Issuer and as Administrative Agent for the Banks, is dated effective as of June 27, 2002:

                                  WITNESSETH:

         WHEREAS, Borrower, the Banks, the LC Issuer and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated January 15, 2002 (the "Credit Agreement"); and

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as stated herein;

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

         I. Specific Amendments to Credit Agreement.

         Article I, DEFINITIONS, of the Credit Agreement is hereby amended by adding the following definitions thereto:

                  "First Amendment" means the First Amendment dated June 27, 2002 to the Credit Agreement.

         Section 2.06, Borrowing Base Determination, of the Credit Agreement is hereby amended by replacing the first four sentences thereof with the following text:

         The Borrowing Base in effect from the date of the First Amendment until the next redetermination thereof as set forth in this Section is One Hundred Million Dollars ($100,000,000.00).


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         Section 5.03, Quarterly Unaudited Financial Statements, of the Credit
Agreement is hereby amended by substituting the words "sixtieth (60th )" in place of the words "forty-fifth (45th )" that appear therein.

         Section 5.03, Quarterly Unaudited Financial Statements, is hereby further amended and Section 5.04, Annual Audited Financial Statements is hereby amended by deleting from each such section the words "and consolidating".

         II. Conditions Precedent in Connection with the First Amendment. This First Amendment is subject to satisfaction of the following conditions precedent:

                  A. Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the First Amendment duly executed by an authorized officer for Borrower and each of the Banks.

                  B. The representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in the Security Instruments shall be true and correct in all material respects on the date of the First Amendment, with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the First Amendment.

         III. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in all other documents executed pursuant thereto and additionally represents and warrants as follows:

                  A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  B. The Credit Agreement as amended by this First Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

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         IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         V. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

         VII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Security Instrument; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

         VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

         IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

         XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

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         XII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         XIII. Notice. THIS FIRST AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day set forth below their respective signatures, but effective as of June 27, 2002.

BORROWER:

ENERGY PARTNERS, LTD.                   HALL-HOUSTON OIL COMPANY

By:                                     By:
   -----------------------------           -----------------------------
   Suzanne V. Baer                         Suzanne V. Baer
   Executive Vice President and            Executive Vice President and
   Chief Financial Officer                 Chief Financial Officer

Date:                    , 2002         Date:                    , 2002
     -------------------                     -------------------



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                                        ADMINISTRATIVE AGENT, LC
                                        ISSUER AND BANK:

                                        BANK ONE, TEXAS, N.A.

                                        By:
                                           ---------------------------
                                                Steve Shatto
                                                Vice President

                                        Date:                 , 2002
                                             -----------------

                                        SYNDICATION AGENT AND BANK:

                                        JP MORGAN CHASE BANK
                                        (formerly known as The Chase
                                        Manhattan Bank)

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------
                                        Date:                 , 2002
                                             -----------------

                                        DOCUMENTATION AGENT AND
                                        BANK:

                                        BNP PARIBAS

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------


                                        Date:                 , 2002
                                             -----------------

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                                        BANKS:

                                        WHITNEY NATIONAL BANK

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------

                                        Date:                 , 2002
                                             -----------------

                                        ROYAL BANK OF CANADA

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------

                                        Date:                 , 2002
                                             -----------------

                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION

                                        By:
                                           ---------------------------
                                        Name:
                                               -----------------------
                                        Title:
                                               -----------------------

                                        Date:                 , 2002
                                             -----------------

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